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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 17, 2002


                          CUBIST PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   0-21379                     22-3192085
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 (State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)

                65 HAYDEN AVENUE, LEXINGTON, MASSACHUSETTS 02421
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 860-8660


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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1  Transcript of September 17, 2002 conference call

         ITEM 9. REGULATION FD DISCLOSURE.

         On September 17, 2002, the Registrant participated in a telephone conference call hosted by Pacific Growth Equities, Inc., an investment bank. The conference call transcript has been filed as an exhibit to this Report on Form 8-K, attached hereto as Exhibit 99.1.

         The attached transcript is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUBIST PHARMACEUTICALS, INC.


                                        By: /s/ THOMAS A. SHEA
                                            -------------------------------
                                            Thomas A. Shea
                                            Vice President Finance and
                                            Administration, Chief Financial
                                            Officer, Treasurer

Dated:  September 17, 2002